Exhibit 10.1

LTC PROPERTIES, INC.

THE 2008 EQUITY PARTICIPATION PLAN

OF

LTC PROPERTIES, INC.

LTC Properties, Inc., a Maryland corporation, has adopted The 2008 Equity Participation Plan of LTC Properties, Inc. (the “Plan”), effective June 10, 2008, for the benefit of its eligible employees, consultants and directors.

The purposes of the Plan are as follows:

(1)                              To provide an additional incentive for Independent Directors, key Employees and consultants to further the growth, development and financial success of the Company by personally benefiting through the ownership of Company stock and/or rights which recognize such growth, development and financial success;

(2)                              To enable the Company to obtain and retain the services of Independent Directors, key Employees and consultants considered essential to the long range success of the Company by offering them an opportunity to own stock in the Company and/or rights which will reflect the growth, development and financial success of the Company; and

(3)                              To encourage participants to contribute materially to the growth of the Company, thereby benefiting the Company’s stockholders, and align the economic interests of the participants with those of the stockholders.

ARTICLE I.

DEFINITIONS

Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise.

“Administrator” shall mean the party that conducts the general administration of the Plan as provided in Article XI.  With reference to the administration of the Plan with respect to Awards granted to Independent Directors, the term “Administrator” shall refer to the Board.  With reference to the administration of the Plan with respect to any other Award, the term “Administrator” shall refer to the Committee, unless the Board has assumed the authority for administration of the Plan generally as provided in Section 11.2.

“Award” shall mean an Option, Restricted Stock, a Performance Award, Dividend Equivalents, Deferred Stock, Stock Payment or a Stock Appreciation Right, which may be awarded or granted under the Plan (collectively, “Awards”).

“Award Agreement” shall mean a written agreement executed by an authorized director or officer of the Company and the Holder which contains such terms and conditions with respect to an Award as the Administrator shall determine, consistent with the Plan.

“Award Limit” shall mean two hundred thousand (200,000) shares of Common Stock, as adjusted pursuant to Section 12.3 of the Plan.

“Board” shall mean the Board of Directors of the Company.

“Change in Control” shall mean, unless otherwise defined in an Award Agreement, a change in ownership or control of the Company effected through any of the following transactions:

(a)                               any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company representing thirty percent (30%) or more of the total combined voting power of the Company’s then outstanding securities; or

(b)                              the stockholders of the Company approve a merger or consolidation of the Company with any other corporation (or other entity), other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 66-2/3% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; provided, however, that a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person acquires more than 30% of the combined voting power of the Company’s then outstanding securities shall not constitute a Change in Control; or

(c)                               the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets, or

(d)                             a majority of the members of the Board cease to be, as of any date of determination, members of the Board who were members of the Board as of the date the Plan was approved by the stockholders of the Company or were nominated for election or elected to the Board with the approval of a majority of the members of the Board at the time of such nomination or election.

“Code” shall mean the Internal Revenue Code of 1986, as amended.

“Committee” shall mean the Compensation Committee of the Board, or another committee or subcommittee of the Board, appointed as provided in Section 11.1.

“Common Stock” shall mean the common stock of the Company, par value $.01 per share.

“Company” shall mean LTC Properties, Inc., a Maryland corporation.

“Corporate Transaction” shall mean any of the following stockholder-approved transactions to which the Company is a party:

(a)                               a merger, consolidation or acquisition in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated, form a holding company or effect a similar reorganization as to form whereupon the Plan and all Options are assumed by the successor entity;

(b)                              the sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, in complete liquidation or dissolution of the Company in a transaction not covered by the exceptions to clause (a), above; or

(c)                               any reverse merger in which the Company is the surviving entity but in which securities possessing more than thirty percent (30%) of the total combined voting power of the Company’s outstanding securities are transferred or issued to a person or persons different from those who held such securities immediately prior to such merger.

“Coupled Stock Appreciation Right” shall mean an Award granted under Section 9.2 of the Plan.

“CSAR” shall mean a Coupled Stock Appreciation Right.

“Deferred Stock” shall mean Common Stock awarded under Section 8.5 of the Plan.

“Director” shall mean a member of the Board.

“Dividend Equivalent” shall mean a right to receive the equivalent value (in cash or Common Stock) of dividends paid on Common Stock, awarded under Section 8.3 of the Plan.

“Employee” shall mean any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company, or of any corporation which is a Subsidiary.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Fair Market Value” of a share of Common Stock as of a given date shall be (i) the closing price of a share of Common Stock on the principal exchange on which shares of Common Stock are then trading, if any (or as reported on any composite index which includes such principal exchange), on the trading day previous to such date, or if shares were not traded on the trading day previous to such date, then on the next preceding date on which a trade occurred, or (ii) if Common Stock is not traded on an exchange but is quoted on NASDAQ or a successor quotation system, the mean between the closing representative bid and asked prices for the Common Stock on the trading day previous to such date as reported by NASDAQ or such successor quotation system; or (iii) if Common Stock is not publicly traded on an exchange and not quoted on NASDAQ or a successor quotation system, the Fair Market Value of a share of Common Stock as established by the Administrator acting in good faith through the reasonable application of a reasonable valuation method.

“Grantee” shall mean an Employee, Independent Director or consultant granted a Performance Award, Dividend Equivalent, Stock Payment, Stock Appreciation Right, or Deferred Stock.

“Holder” shall mean a person who has been granted or awarded an Award.

“Incentive Stock Option” shall mean an Option that is designated as an Incentive Stock Option by the Committee to the extent such Option complies with the applicable provisions of Section 422 of the Code.

“Independent Director” shall mean a member of the Board who is not an Employee.

“Independent Stock Appreciation Right” shall mean an Award granted under Section 9.3 of the Plan.

“ISAR” shall mean an Independent Stock Appreciation Right.

“Non-Qualified Stock Option” shall mean an Option that is not designated as an Incentive Stock Option by the Committee, or an Option that is designated as an Incentive Stock Option to the extent such Option does not comply with the provisions of Section 422 of the Code.

“Option” shall mean an Award granted under Article IV of the Plan.  An Option granted under the Plan shall, as determined by the Committee, be either a Non-Qualified Stock Option or an Incentive Stock Option; provided, however, that Options granted to Independent Directors and consultants shall be Non-Qualified Stock Options.

“Optionee” shall mean an Employee, consultant or Independent Director granted an Option under the Plan.

“Performance Award” shall mean a cash bonus, stock bonus or other performance or incentive award that is paid in cash, Common Stock or a combination of both, awarded under Section 8.2 of the Plan.

“Performance Criteria” shall mean the following business criteria with respect to the Company or any Subsidiary: (i) net income, (ii) performance of investments, (iii) cash flow, (iv) earnings per share, (v) return on equity, (vi) return on invested capital or assets, (vii) cost reductions or savings, (viii) funds from operations, (ix) appreciation in the fair market value of Common Stock and (x) earnings before any one or more of the following items: interest, depreciation or amortization.

“Plan” shall mean The 2008 Equity Participation Plan of LTC Properties, Inc., as set forth herein and as amended from time to time.

“Restricted Stock” shall mean Common Stock awarded under Article VII of the Plan.

“Restricted Stockholder” shall mean an Employee, Independent Director or consultant granted an Award of Restricted Stock under Article VII of the Plan.

“Rule 16b-3” shall mean Rule 16b-3 under the Exchange Act, amended from time to time.

“Securities Act” shall mean the Securities Act of 1933, as amended.

“Stock Appreciation Right” shall mean an Award granted under Article IX of the Plan.

“Stock Payment” shall mean an Award granted under Section 8.4 of the Plan.

“Subsidiary” shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

“Termination of Consultancy” shall mean the time when the engagement of a Holder as a consultant to the Company or a Subsidiary is terminated for any reason, with or without cause and with or without notice, including, but not by way of limitation, by resignation, discharge, death or retirement; but excluding terminations where there is a simultaneous commencement of employment with the Company or any Subsidiary.  The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Consultancy, including, but not by way of limitation, the question of whether a Termination of Consultancy resulted from a discharge for good cause, and all questions of whether a particular leave of absence constitutes a Termination of Consultancy.  Notwithstanding any other provision of the Plan, the Company or any Subsidiary has an absolute and unrestricted right to terminate a consultant’s service at any time for any reason whatsoever, with or without cause and with or without notice, except to the extent expressly provided otherwise in writing.

“Termination of Directorship” shall mean the time when a Holder who is an Independent Director ceases to be a Director for any reason, including, but not by way of limitation, a termination by resignation, failure to be elected, death or retirement, but excluding terminations where there is a simultaneous commencement of employment or establishment of a consulting relationship with the Company or any Subsidiary.  The Board, in its sole and absolute discretion, shall determine the effect of all matters and questions relating to Termination of Directorship with respect to Independent Directors.

“Termination of Employment” shall mean the time when the employee-employer relationship between a Holder and the Company or any Subsidiary is terminated for any reason, with or without cause and with or without notice, including, but not by way of limitation, a termination by resignation, discharge, death, disability or retirement; but excluding (i) terminations where there is a simultaneous reemployment or continuing employment of a Holder by the Company or any Subsidiary, (ii) at the discretion of the Committee, terminations which result in a temporary severance of the employee-employer relationship, and (iii) at the discretion of the Committee, terminations which are followed by the simultaneous establishment of a consulting relationship by the Company or a Subsidiary with the former employee.  The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a Termination of Employment resulted from a discharge for cause, and all questions of whether a particular leave of absence constitutes a Termination of Employment; provided, however, that, with respect to Incentive Stock Options, unless otherwise determined by the Committee in its discretion, a leave of absence, change in status from an employee to an independent contractor or other change in the employee-employer relationship shall constitute a Termination of Employment if, and to the extent that, such leave of absence, change in status or other change interrupts employment for the purposes of Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section.  Notwithstanding any other provision of the Plan, the Company or any Subsidiary has an absolute and unrestricted right to terminate an Employee’s employment at any time for any reason whatsoever, with or without cause and with or without notice, except to the extent expressly provided otherwise in writing.

ARTICLE II.

SHARES SUBJECT TO PLAN AND OTHER LIMITATIONS

2.1.                        Aggregate Limit on Shares Subject to Plan and Individual Award Limits.

(a)                               The shares of stock subject to Awards shall be Common Stock.  The aggregate number of such shares which may be issued upon exercise of Options or in connection with any other Awards shall not exceed Six Hundred Thousand (600,000).  The shares of Common Stock issuable upon exercise of Options or in connection with any other Awards may be previously authorized but unissued shares.

(b)                              The Administrator may not grant to any individual in any calendar year Stock Options, Restricted Stock, Independent Stock Appreciation Rights, Performance Awards, Stock Payments and Deferred Stock representing in the aggregate a number of Shares in excess of the Award Limit.  For this purpose, a Performance Award payable in cash shall represent a number of Shares equal to the amount of such cash divided by the Fair Market Value of a share of Common Stock on the date the Performance Award is granted.  The Administrator may not grant to any individual in any calendar year Divided Equivalents in excess of the aggregate number of Stock Appreciation Rights, Deferred Stock Awards and Performance Awards payable in shares of Common Stock granted to such individual in such calendar year.  The Administrator may not grant to any individual in any calendar year Coupled Stock Appreciation Rights in excess of the Options granted to such individual in such calendar year.

2.2.                        Add-back of Options and Other Rights.  If any Award expires, is forfeited or is canceled without having been fully exercised or without having become fully vested, or is exercised in whole or in part for cash as permitted by the Plan, the number of shares subject to such Award as to which such Award was not exercised, was forfeited, was cancelled, or was exercised in cash may again be subject to an Award, subject to the limitations of Section 2.1.  Furthermore, any shares subject to Awards which are adjusted pursuant to Section 12.3 and become exercisable with respect to shares of stock of another corporation shall be considered cancelled and may again be subject to an Award, subject to the limitations of Section 2.1.  If any share of Restricted Stock is forfeited by the Holder or repurchased by the Company pursuant to Section 7.5 hereof, such share may again be subject to an Award, subject to the limitations of Section 2.1.  Notwithstanding the provisions of this Section 2.2, no shares of Common Stock may again be optioned, granted or awarded if such action would cause Incentive Stock Options to fail to qualify as an incentive stock options under Section 422 of the Code.

ARTICLE III.

GRANTING OF AWARDS

3.1                            Award Agreement.  Each Award shall be evidenced by an Award Agreement.  Award Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code.

3.2                            Consideration.  In consideration of the granting of an Award under the Plan, the Holder shall agree, in the Award Agreement, to remain in the employ of (or to consult for or to serve as an Independent Director of, as applicable) the Company or any Subsidiary for a period of at least one year (or such shorter period as may be fixed in the Award Agreement or by action of the Administrator following grant of the Award) after the Award is granted (or, in the case of an Independent Director, until the next annual meeting of stockholders of the Company).

3.3                            At-Will Employment.  Nothing in the Plan or in any Award Agreement hereunder shall confer upon any Holder any right to continue in the employ of, or as a consultant for, the Company or any Subsidiary, or as a Director of the Company, or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which are hereby expressly reserved, to discharge any Holder at any time for any reason whatsoever, with or without cause and with or without notice, except to the extent expressly provided otherwise in a written employment agreement between the Holder and the Company or any Subsidiary.

ARTICLE IV.

GRANTING OF OPTIONS TO EMPLOYEES,

CONSULTANTS AND INDEPENDENT DIRECTORS

4.1.                        Eligibility.  Any Employee or consultant selected by the Committee pursuant to Section 4.4(a)(i) shall be eligible to be granted Options.  Each Independent Director of the Company shall be eligible to be granted Options at the times and in the manner set forth in Sections 4.5 and 4.6.  An Option shall give the Optionee the right to purchase shares of Common Stock under the terms and conditions set forth in the Award Agreement applicable to the Option.

4.2.                        Disqualification for Stock Ownership.  No person may be granted an Incentive Stock Option under the Plan if such person, at the time the Incentive Stock Option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any then existing Subsidiary or parent corporation (within the meaning of Section 422 of the Code) unless such Incentive Stock Option conforms to the applicable provisions of Section 422 of the Code.

4.3.                        Qualification of Incentive Stock Options.  No Incentive Stock Option shall be granted to any person who is not an Employee.

4.4.                        Granting of Options to Employees and Consultants.

(a)                               The Committee shall from time to time, in its absolute discretion, and subject to applicable limitations of the Plan:

(i)                                  Determine which Employees are key Employees and select from among the key Employees or consultants (including Employees or consultants who have previously received Awards under the Plan) such of them as in its opinion should be granted Options;

(ii)                              Subject to the Award Limit, determine the number of shares to be subject to such Options granted to the selected key Employees or consultants;

(iii)                          Subject to Section 4.3, determine whether such Options are to be Incentive Stock Options or Non-Qualified Stock Options; and

(iv)                          Determine the terms and conditions of such Options, consistent with the Plan.

(b)                              Upon the selection of a key Employee or consultant to be granted an Option, the Committee shall instruct the Secretary of the Company to issue the Option and may impose such conditions on the grant of the Option as it deems appropriate.  Without limiting the generality of the preceding sentence, the Committee may, in its discretion and on such terms as it deems appropriate, and consistent with applicable law require as a condition on the grant of an Option to an Employee or consultant that the Employee or consultant surrender for cancellation some or all of the unexercised Options or any other Awards or rights which have been previously granted to him/her under the Plan or otherwise.  An Option, the grant of which is conditioned upon such surrender, may have an Option price lower (or higher) than the exercise price of such surrendered Option or other Award, may cover the same (or a lesser or greater) number of shares as such surrendered Option or other Award, may contain such other terms as the Committee deems appropriate, and shall be exercisable in accordance with its terms, without regard to the number of shares, price, exercise period or any other term or condition of such surrendered Option or other Award.  Notwithstanding the foregoing, the Committee shall not have authority to reprice Options in accordance with this Section 4.4(b) without first obtaining stockholder approval for such repricing and the grant of an Option described in the previous sentence may not result in the imposition on the Optionee of a 20% tax pursuant to Section 409A(a)(1)(B) of the Code.

(c)                               Any Incentive Stock Option granted under the Plan may be modified by the Committee, with the consent of the Optionee, to disqualify such Option from treatment as an “incentive stock option” under Section 422 of the Code, provided that no such modification may result in the imposition on the Optionee of a 20% tax pursuant to Section 409A(a)(1)(B) of the Code.

4.5.                        Granting of Options to Independent Directors.  The Board shall from time to time, in its absolute discretion, and subject to applicable limitations of the Plan determine (i) which Independent Directors, if any, should, in its opinion, be granted Non-Qualified Stock Options, (ii) subject to the Award Limit, determine the number of number of shares to be subject to such Options, and (iii) the terms and conditions of such Options, consistent with the Plan.

4.6.                        Options in Lieu of Cash Compensation.  Options may be granted under the Plan to Employees and consultants in lieu of cash bonuses which would otherwise be payable to such Employees and consultants and to Independent Directors in lieu of directors’ fees which would otherwise be payable to such Independent Directors, pursuant to such policies which may be adopted by the Administrator from time to time.

ARTICLE V.

TERMS OF OPTIONS

5.1                      Option Price.  The price per share of the shares subject to each Option granted to Employees and consultants shall be set by the Committee; provided, however, that such price shall not be less than the par value of a share of Common Stock, unless otherwise permitted by applicable state law, and shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted; and provided further that in the case of Incentive Stock Options granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation thereof (within the meaning of Section 422 of the Code), such price shall not be less than 110% of the Fair Market Value of a share of Common Stock on the date the Option is granted.

5.2                            Option Term.  The term of an Option granted to an Employee or consultant shall be set by the Committee in its discretion; provided, however, that the term shall not be more than ten (10) years from the date the Option is granted, or five (5) years from such date if the Option is an Incentive Stock Option granted to an individual then owning (directly and through application of the attribution rules of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation thereof (within the meaning of Section 422 of the Code).  Except as limited by requirements of Section 422 of the Code and regulations and rulings thereunder applicable to Incentive Stock Options, the Committee may extend the term of any outstanding Option in connection with any Termination of Employment or Termination of Consultancy of the Optionee or amend any other term or condition of such Option relating to such a termination.  Notwithstanding the foregoing, the Committee may not extend the term of any outstanding Option beyond the earlier of (1) the original expiration date of the Option and (2) the ten-year anniversary of the grant date of the Option.

5.3                            Option Vesting.

(a)                               The period during which the right to exercise, in whole or in part, an Option granted to an Employee or a consultant vests in the Optionee shall be set by the Committee in its sole and absolute discretion and the Committee may determine that an Option may not be exercised in whole or in part for a specified period after it is granted; provided, however, that, unless the Committee otherwise provides in the terms of the Award Agreement or otherwise, no Option shall be exercisable by any Optionee who is then subject to Section 16 of the Exchange Act within the period ending six months and one day after the date the Option is granted.  At any time after grant of an Option, the Committee may, in its sole and absolute discretion and subject to whatever terms and conditions it selects, accelerate the period during which an Option granted to an Employee or consultant vests.

(b)                              No portion of an Option granted to an Employee or consultant which is unexercisable at Termination of Employment or Termination of Consultancy, as applicable, shall thereafter become exercisable, except as may be otherwise provided by the Committee either in the Award Agreement or by action of the Committee following the grant of the Option.

(c)                               To the extent that the aggregate Fair Market Value of Common Stock with respect to which “incentive stock options” (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by an Optionee during any calendar year (under the Plan and all other incentive stock option plans of the Company and any parent or subsidiary corporation (within the meaning of Section 422 of the Code) of the Company) exceeds $100,000, such Options shall be treated as Non-Qualified Options to the extent required by Section 422 of the Code.  The rule set forth in the preceding sentence shall be applied by taking Options into account in the order in which they were granted.  For purposes of this Section 5.3(c), the Fair Market Value of stock shall be determined as of the time the Option with respect to such Common Stock is granted.

(d)                             Unless otherwise provided in an Award Agreement, Options shall become fully vested as of the date of a Change in Control.

5.4                            Terms of Options Granted to Independent Directors.  The price per share of the shares subject to each Option granted to an Independent Director shall equal 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted.  Subject to Section 6.6, each Option granted to an Independent Director pursuant to Section 4.5 shall become exercisable in cumulative annual installments of 33-1/3% on each of the first, second and third anniversaries of the date of grant, shall become fully vested as of the date of a Change in Control and shall expire on the earlier of the seventh anniversary of the date of vesting or one year following an Independent Director’s Termination of Directorship for any reason.

ARTICLE VI.

EXERCISE OF OPTIONS

6.1.                        Partial Exercise.  An exercisable Option may be exercised in whole or in part.  However, an Option shall not be exercisable with respect to fractional shares and the Administrator may require that, by the terms of the Option, a partial exercise be with respect to a minimum number of shares.

6.2.                        Manner of Exercise.  All or a portion of an exercisable Option shall be deemed exercised upon delivery of all of the following to the Secretary of the Company or his/her office:

(a)                               A written notice complying with the applicable rules established by the Administrator stating that the Option, or a portion thereof, is exercised.  The notice shall be signed by the Optionee or other person then entitled to exercise the Option or such portion of the Option;

(b)                              Such representations and documents as the Administrator, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal or state securities laws or regulations.  The Administrator may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, (i) placing legends on share certificates or, if shares are uncertificated, noting such legends on the book entry account for the shares, and (ii) issuing stop-transfer notices to agents and registrars;

(c)                               In the event that the Option shall be exercised pursuant to Section 12.1 by any person or persons (other than the Optionee), who have been transferred an Option pursuant to Section 12.1, appropriate proof of the right of such person or persons to exercise the Option; and

(d)                             Full cash payment to the Secretary of the Company for the shares with respect to which the Option, or portion thereof, is exercised.  However, the Administrator, may in its discretion (i) allow payment, in whole or in part, through the delivery of shares of Common Stock owned by the Optionee, duly endorsed for transfer to the Company with a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof; (ii) allow payment, in whole or in part, through the surrender of shares of Common Stock then issuable upon exercise of the Option having a Fair Market Value on the date of Option exercise equal to the excess of the aggregate exercise price of the Option or exercised portion thereof over the Option price of the Option or exercised portion thereof; (iii) allow payment, in whole or in part, in accordance with a cashless exercise program under which, if so instructed by the Optionee, shares of Common Stock may be issued directly to the Optionee’s broker or dealer who in turn will sell the shares and pay the Option price in cash to the Company from the sale proceeds; or (iv) allow payment through any combination of the consideration provided in the foregoing clauses (i), (ii), and (iii).

6.3.                        Conditions to Issuance of Stock Certificates.  The Company shall not be required to issue shares of Common Stock, either in certificated or uncertificated form, purchased upon the exercise of any Option or portion thereof prior to the fulfillment of all of the following conditions:

(a)                               The admission of such shares to listing on all stock exchanges on which such class of stock is then listed;

(b)                              The completion of any registration or other qualification of such shares under any state or federal law, or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body which the Administrator shall, in its absolute discretion, deem necessary or advisable;

(c)                               The obtaining of any approval or other clearance from any state or federal governmental agency which the Administrator shall, in its absolute discretion, determine to be necessary or advisable;

(d)                             The lapse of such reasonable period of time following the exercise of the Option as the Administrator may establish from time to time for reasons of administrative convenience; and

(e)                               The receipt by the Company of full payment for such shares, including payment of any applicable tax withholdings, which in the discretion of the Administrator may be in the form of consideration used by the Optionee to pay for such shares under Section 6.2(d).

6.4.                        Rights as Stockholders.  Optionees shall not be, nor have any of the rights or privileges of, stockholders of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until such shares, in certificated or uncertificated form, have been issued by the Company to such Optionees.

6.5.                        Ownership and Transfer Restrictions.  The Administrator, in its absolute discretion, may impose such restrictions on the ownership and transferability of the shares purchasable upon the exercise of an Option as it deems appropriate.  Any such restriction shall be set forth in the respective Award Agreement and may be referred to on any certificates evidencing such shares or, if the Restricted Stock is uncertificated, may be noted on the restricted book entry account for such shares and referred to on any notices or written statements that may be delivered to the holders of such shares.  The Committee may require the Employee to give the Company prompt notice of any disposition of shares of Common Stock acquired by exercise of an Incentive Stock Option within (i) two years from the date of granting (including the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code) such Option to such Employee or (ii) one year after the transfer of such shares to such Employee.  The Administrator may direct that any certificates evidencing, or any notices or written statements regarding, shares acquired by exercise of any such Option refer to such requirement to give prompt notice of disposition.

6.6.                        Additional Limitations on Exercise of Options.  Optionees may be required to comply with any timing or other restrictions with respect to the settlement or exercise of an Option, including a window-period limitation, as may be imposed in the discretion of the Administrator.

ARTICLE VII.

AWARD OF RESTRICTED STOCK

7.1.                        Eligibility.  Subject to the Award Limit, shares of Restricted Stock may be awarded to any Employee or consultant selected by the Committee pursuant to Section 7.2 or any Independent Director who the Board determines should receive such an Award.

7.2.                        Award of Restricted Stock.

(a)                               The Administrator may from time to time, in its absolute discretion:

(i)                                  Determine which Employees are key Employees and select from among the key Employees, Independent Directors or consultants (including Employees, Independent Directors or consultants who have previously received other Awards under the Plan) such of them as in its opinion should be awarded Restricted Stock; and

(ii)                              Determine the purchase price, if any, and other terms and conditions applicable to such Restricted Stock, consistent with the Plan.

(b)                              The Administrator shall establish the purchase price, if any, and form of payment for Restricted Stock.

(c)                               Upon the selection of a key Employee, Independent Director or consultant to be awarded Restricted Stock, the Administrator shall instruct the Secretary of the Company to issue such Restricted Stock and may impose such conditions on the issuance of such Restricted Stock as it deems appropriate.

7.3.                        Rights as Stockholders.  Subject to Section 7.4, upon delivery of the shares of Restricted Stock to the escrow holder pursuant to Section 7.6, the Restricted Stockholder shall have, unless otherwise provided by the Administrator, all the rights of a stockholder with respect to said shares, subject to the restrictions in his/her Award Agreement, including the right to receive all dividends and other distributions paid or made with respect to the shares; provided, however, that in the discretion of the Administrator and as set forth in the Award Agreement, any extraordinary distributions with respect to the Common Stock shall be subject to the restrictions set forth in Section 7.4 or such other restrictions as may be determined by the Administrator.

7.4.                        Restriction.  All shares of Restricted Stock issued under the Plan (including any shares received by holders thereof with respect to shares of Restricted Stock as a result of stock dividends, stock splits or any other form of recapitalization) shall, in the terms of each individual Restricted Stock Award Agreement, be subject to such terms, conditions and restrictions as the Administrator shall provide, which restrictions may include, without limitation, forfeiture of such shares in the event of termination of employment prior to completion of a term of service and restrictions concerning voting rights and transferability, Company performance and individual performance and satisfaction of one or more Performance Criteria; provided, however, that, by action taken after the Restricted Stock is issued, the Administrator may, on such terms and conditions as it may determine to be appropriate, remove any or all of the restrictions imposed by the terms of the Restricted Stock Award Agreement.  Unless otherwise provided in the Award Agreement, all of the restrictions imposed on an Award of Restricted Stock shall lapse upon the occurrence of a Change in Control.  Restricted Stock may not be sold or encumbered until all restrictions are terminated or expire.  If no consideration was paid by the Restricted Stockholder upon issuance, a Restricted Stockholder’s rights in unvested Restricted Stock shall lapse upon Termination of Employment or, if applicable, upon Termination of Consultancy or Termination of Directorship prior to the termination or expiration of all restrictions; provided, however, that unless otherwise provided by the Administrator in the Restricted Stock Award Agreement, such rights shall not lapse in the event of a Termination of Employment, Termination of Consultancy or Termination of Directorship following a Change in Control or because of the Restricted Stockholder’s death or disability.

7.5.                        Repurchase of Restricted Stock.  The Administrator shall provide in the terms of each individual Restricted Stock Award Agreement that the Company shall have the right to repurchase from the Restricted Stockholder the Restricted Stock then subject to restrictions under the Restricted Stock Award Agreement immediately upon a Termination of Employment, Termination of Consultancy or Termination of Directorship prior to the termination or expiration of all restrictions, at a cash price per share equal to the price paid by the Restricted Stockholder for such Restricted Stock; provided, however, that the Administrator in its sole and absolute discretion may provide that no such right of repurchase shall exist in the event of a Termination of Employment, Termination of Consultancy or Termination of Directorship without cause or following a Change in Control or because of the Restricted Stockholder’s retirement, death, disability or otherwise.

7.6.                        Escrow.  Unless otherwise determined by the Administrator, the Secretary of the Company or such other escrow holder as the Administrator may appoint shall retain physical custody of any certificates representing Restricted Stock or, if such Restricted Stock is uncertificated, shall cause such uncertificated shares of Restricted Stock to be held by the Company’s transfer agent in a restricted book entry account, in each case until all of the restrictions imposed under the Restricted Stock Award Agreement with respect to such shares of Restricted Stock terminate, expire or have been removed.

7.7.                        Legend / Notice.  In order to enforce the restrictions imposed upon shares of Restricted Stock hereunder, the Administrator, for all shares of Restricted Stock that are still subject to restrictions under Award Agreements, shall cause a legend or legends that make appropriate reference to the conditions imposed thereby to be placed on any certificates representing such shares, or, if such shares are in uncertificated form, shall cause the Company’s transfer agent to note such legend or legends on the restricted book entry account for such shares and to issue such notices or written statements containing information on the conditions imposed under the Award Agreements to the holders of such shares as may be required by law, the Company’s charter and bylaws or otherwise deemed appropriate by the Company.

7.8.                        Section 83(b) Election.  If a Restricted Stockholder makes an election under Section 83(b) of the Code, or any successor section thereto, to be taxed with respect to the Restricted Stock as of the date of transfer of the Restricted Stock rather than as of the date or dates upon which the Restricted Stockholder would otherwise be taxable under Section 83(a) of the Code, the Restricted Stockholder shall deliver a copy of such election to the Company immediately after filing such election with the Internal Revenue Service.

7.9.                        Restricted Stock in Lieu of Cash Compensation.  Restricted Stock may be awarded under the Plan to Employees and consultants in lieu of cash bonuses which would otherwise be payable to such Employees and consultants and to Independent Directors in lieu of directors’ fees which would otherwise be payable to such Independent Directors, pursuant to such policies which may be adopted by the Administrator from time to time.

ARTICLE VIII.

PERFORMANCE AWARDS, DIVIDEND EQUIVALENTS, DEFERRED STOCK,

STOCK PAYMENTS

8.1.                        Eligibility.  Subject to the Award Limit, one or more Performance Awards, Dividend Equivalents, Awards of Deferred Stock, and/or Stock Payments may be granted to any Employee who the Committee determines is a key Employee, any consultant who the Committee determines should receive such an Award or any Independent Director who the Board determines should receive such an Award.

8.2.                        Performance Awards.  Any key Employee or consultant selected by the Committee or any Independent Director selected by the Board may be granted one or more Performance Awards.  A Performance Award represents the right to receive a payment subject to satisfaction of any one or more of the Performance Criteria or other specific performance criteria determined appropriate by the Administrator on a specified date or dates or over any period or periods determined by the Administrator.  In making such determinations, the Administrator shall consider (among such other factors as it deems relevant in light of the specific type of Award) the contributions, responsibilities and other compensation of the particular key Employee, Independent Director or consultant.

8.3.                        Dividend Equivalents.  Any key Employee or consultant selected by the Committee or any Independent Director selected by the Board may be granted Dividend Equivalents.  A Dividend Equivalent represents the right to receive payments in the amount of the dividend on a share of Common Stock.  Dividend Equivalents shall be credited as of dividend payment dates, during the period between the date a Stock Appreciation Right, Deferred Stock or Performance Award is granted, and the date such Stock Appreciation Right, Deferred Stock or Performance Award is exercised, vests or expires, as determined by the Administrator. Such Dividend Equivalents shall be converted to cash or additional shares of Common Stock by such formula and at such time and subject to such limitations as may be determined by the Administrator, provided that in no event may the payment of such cash or additional shares of Common Stock be contingent upon a Holder’s exercise of an Option or Stock Appreciation Right.

8.4.                        Stock Payments.  Any key Employee or consultant selected by the Committee or any Independent Director selected by the Board may receive Stock Payments in the manner determined from time to time by the Administrator.  A Stock Payment represents the right to receive one share of Common Stock.  The number of shares shall be determined by the Administrator and may be based upon the Performance Criteria or other specific performance criteria determined appropriate by the Administrator, determined on the date such Stock Payment is made or on any date thereafter.

8.5.                        Deferred Stock.  Any key Employee or consultant selected by the Committee or any Independent Director selected by the Board may be granted an Award of Deferred Stock in the manner determined from time to time by the Administrator.  Deferred Stock represents the right to receive one share of Common Stock in the future.  The number of shares of Deferred Stock shall be determined by the Administrator and may be linked to the satisfaction of Performance Criteria or other specific performance criteria determined to be appropriate by the

Administrator, in each case on a specified date or dates or over any period or periods determined by the Administrator.  Common Stock underlying a Deferred Stock Award will not be issued until the Deferred Stock Award has vested, pursuant to a vesting schedule or satisfaction of Performance Criteria or other specific performance criteria set by the Administrator.  Unless otherwise provided by the Administrator, a Holder of Deferred Stock shall have no rights as a Company stockholder with respect to such Deferred Stock until such time as the Award has vested and the Common Stock underlying the Award has been issued.

8.6.                        Term.  The term of a Performance Award, Dividend Equivalent, Deferred Stock and/or Stock Payment shall be set by the Administrator.

8.7.                        Exercise or Purchase Price.  The Administrator may establish the exercise or purchase price, if any, of a Performance Award, shares of Deferred Stock, or shares received as a Stock Payment.

8.8.                        Exercise Upon Termination of Employment, Termination of Directorship or Termination of Consultancy.  A Performance Award, Dividend Equivalent, Deferred Stock and/or Stock Payment is exercisable or payable only while the Holder is an Employee, Independent Director or consultant; provided, however, that the Administrator in its sole and absolute discretion may provide that the Performance Award, Dividend Equivalent, Award of Deferred Stock and/or Stock Payment may be exercised or paid subsequent to a Termination of Employment, Termination of Consultancy or Termination of Directorship following a Change in Control.

8.9.                        Payment on Exercise.  Payment of the amount determined under Section 8.2 or 8.3 above shall be in cash, in Common Stock or a combination of both, as determined by the Administrator.  To the extent any payment under this Article VIII is effected in Common Stock, it shall be made subject to satisfaction of all provisions of Section 6.3.

8.10.                Performance Award, Dividend Equivalent, Deferred Stock and/or Stock Payment in Lieu of Cash Compensation.  Performance Awards, Dividend Equivalents, Deferred Stock and/or Stock Payments may be awarded under the Plan to Employees and consultants in lieu of cash bonuses which would otherwise be payable to such Employees and consultants and to Independent Directors in lieu of directors’ fees which would otherwise be payable to such Independent Directors, pursuant to such policies which may be adopted by the Administrator from time to time.

8.11.                Section 409A Compliance.  The Common Stock or cash payment distributable to a Holder pursuant to a Performance Award, Dividend Equivalent, Deferred Stock and/or Stock Payment shall be distributed to the Holder no later than 2½ months following the end of the calendar year in which the Award vests or on a specified date or schedule or other distribution event permitted under Section 409A of the Code, in each case as set forth in the applicable Award Agreement.

ARTICLE IX.

STOCK APPRECIATION RIGHTS

9.1.                        Grant of Stock Appreciation Rights.  A Stock Appreciation Right entitles the Holder to a payment equal to the excess of the Fair Market Value of the number of shares of Common Stock underlying the Stock Appreciation Right as of the date the Award is exercised over such Fair Market Value as of the date the Award is granted.  A Stock Appreciation Right may be granted to any key Employee or consultant selected by the Committee or any Independent Director selected by the Board.  A Stock Appreciation Right may be granted (i) in connection and simultaneously with the grant of an Option or (ii) independent of an Option.  A Stock Appreciation Right shall be subject to such terms and conditions not inconsistent with the Plan as the Administrator shall impose and shall be evidenced by an Award Agreement.  Without limiting the generality of the preceding sentence, the Administrator may, in its discretion and on such terms as it deems appropriate, require as a condition of the grant of a Stock Appreciation Right to an Employee, Independent Director or consultant that the Employee, Independent Director or consultant surrender for cancellation some or all of the unexercised Stock Appreciation Rights or any other Awards or rights which have been previously granted to him/her under the Plan or otherwise.  A Stock Appreciation Right, the grant of which is conditioned upon such surrender, may have an exercise price lower (or higher) than the exercise price of such surrendered Stock Appreciation Right or other Award, may cover the same (or a lesser or greater) number of shares as such surrendered Stock Appreciation Right or other Award, may contain such other terms as the Administrator deems appropriate, and shall be exercisable in accordance with its terms, without regard to the number of shares, price, exercise period, or any other term or condition of such surrendered Stock Appreciation Right or other Award.  Notwithstanding the foregoing, the Committee shall not have authority to reprice Stock Appreciation Rights in accordance with this Section 9.1 without first obtaining stockholder approval for such repricing and the grant of a Stock Appreciation Right described in the previous sentence may not result in the imposition on the Holder of a 20% tax pursuant to Section 409A(a)(1)(B) of the Code.

9.2.                        Coupled Stock Appreciation Rights.

(a)                               A CSAR is a Stock Appreciation Right that is related to a particular Option and is exercisable only when and to the extent the related Option is exercisable.

(b)                              A CSAR may be granted to the Grantee for no more than the number of shares subject to the simultaneously granted Option to which it is coupled.

(c)                               A CSAR shall entitle the Grantee (or other person entitled to exercise the Option pursuant to the Plan) to surrender to the Company unexercised a portion of the Option to which the CSAR relates (to the extent then exercisable pursuant to its terms) and to receive from the Company in exchange therefore an amount determined by multiplying the difference obtained by subtracting the exercise price of the CSAR from the Fair Market Value of a share of Common Stock on the date of exercise of the CSAR by the number of shares of Common Stock with respect to which the CSAR shall have been exercised, subject to any limitations the Administrator may impose.

9.3.                        Independent Stock Appreciation Rights.

(a)                               An Independent Stock Appreciation Right (ISAR) is a Stock Appreciation Right that is unrelated to any Option.  ISARs shall have terms set by the Administrator and shall cover such number of shares of Common Stock as the Administrator may determine; provided, however, that the term of an ISAR shall not be more than ten years from the date the ISAR is granted.  An ISAR is exercisable only while the Grantee is an Employee, Independent Director or consultant; provided that the Administrator may determine that the ISAR may be exercised subsequent to Termination of Employment, Termination of Directorship or Termination of Consultancy without cause, or following a Change in Control, or because of the Grantee’s retirement, death or disability, or otherwise, and provided further, that unless otherwise provided in the Award Agreement, ISARs shall become fully vested as of the date of a Change in Control.  Notwithstanding the foregoing, the Administrator may not extend the term of any outstanding ISAR beyond the earlier of (1) the original expiration date of the ISAR and (2) the ten-year anniversary of the grant date of the ISAR.

(b)                              An ISAR shall entitle the Grantee (or other person entitled to exercise the ISAR pursuant to the Plan) to exercise all or a specified portion of the ISAR (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount determined by multiplying the difference obtained by subtracting the exercise price per share of the ISAR from the Fair Market Value of a share of Common Stock on the date of exercise of the ISAR by the number of shares of Common Stock with respect to which the ISAR shall have been exercised, subject to any limitations the Administrator may impose.

9.4.                        Payment and Limitations on Exercise.

(a)                               Payment of the amount determined under Sections 9.2(c) and 9.3(b) above shall be in cash, in Common Stock (based on its Fair Market Value as of the date the Stock Appreciation Right is exercised) or a combination of both, as determined by the Administrator.  To the extent such payment is effected in Common Stock it shall be made subject to satisfaction of all provisions of Section 6.3 above pertaining to Options.

(b)                              Grantees of Stock Appreciation Rights may be required to comply with any timing or other restrictions with respect to the settlement or exercise of a Stock Appreciation Right, including a window-period limitation, as may be imposed in the discretion of the Administrator.

ARTICLE X.

SECTION 162(m) PERFORMANCE BASED COMPENSATION

10.1.                General Requirements.  To the extent that a Performance Award, a Stock Payment or an Award of Restricted Stock or Deferred Stock is intended to qualify as “performance-based compensation” for purposes of Section 162(m) of the Code, such Award must (1) be granted by the Committee, (2) be earned based on the achievement over a performance period established by the Committee of objective performance goals as are established by the Committee no later than 90 days after the commencement of the performance period and not after 25% of the performance period has elapsed and (3) be paid only after the Committee has certified, after the completion of the performance period, that the performance goals have been met.  To the extent that an Award of Options or Stock Appreciation Rights is intended to qualify as “performance-based compensation” for purposes of Section 162(m) of the Code, such Award must be granted by the Committee.

10.2.                Performance Goals.  The objective performance goals shall be stated as specific amounts of, or specific changes in, one or more of the Performance Criteria. The objective performance goals need not be the same for different performance periods and for any performance period may be stated: (a) on an absolute basis or relative to the performance of other companies or of a specified index or indices, or be based on any combination of the foregoing and (b) separately for one or more of the Holders, collectively for the entire group of Holders, or in any combination of the two.

10.3.                Committee Requirements.  Determinations by the Committee as to the establishment of performance goals, the amount potentially payable in respect of, the level of actual achievement of the specified performance goals relating to any Performance Award, a Stock Payment or an Award of Restricted Stock or Deferred Stock intended to qualify as “performance-based compensation” for purposes of Section 162(m) of the Code, and the amount of any such final Award shall be recorded in writing. Specifically, the Committee shall certify in writing, in a manner conforming to applicable regulations under Section 162(m), prior to settlement of each such Award that the performance objectives relating to the such Award and other material terms of such Award upon which settlement of the Award was conditioned have been satisfied.

ARTICLE XI.

ADMINISTRATION

11.1.                Compensation Committee.  The Compensation Committee (or another committee or a subcommittee of the Board assuming the functions of the Committee under the Plan) shall consist solely of two or more Independent Directors appointed by and holding office at the pleasure of the Board, each of whom is both a “non-employee director” as defined by Rule 16b-3 and an “outside director” for purposes of Section 162(m) of the Code.  Appointment of Committee members shall be effective upon acceptance of appointment.  Committee members may resign at any time by delivering written notice to the Board.  Vacancies in the Committee may be filled by the Board.

11.2.                Duties and Powers of Committee.  It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with its provisions.  The Committee shall have the power to interpret the Plan and the Award Agreements, and to adopt such rules for the administration, interpretation, and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules.  Notwithstanding the foregoing, the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to Awards granted to Independent Directors.  In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan, except with respect to matters which under Rule 16b-3, Section 162(m) or other applicable law (including stock exchange rules), are required to be determined in the sole discretion of the Committee.

11.3.                Compensation; Professional Assistance; Good Faith Actions.  Members of the Committee shall receive such compensation for their services as may be determined by the Board.  All expenses and liabilities which members of the Committee incur in connection with the administration of the Plan shall be borne by the Company.  The Committee may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers, brokers, or other persons.  The Committee, the Company and the Company’s officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons.  All actions taken and all interpretations and determinations made by the Committee or the Board in good faith shall be final and binding upon all Holders, the Company and all other interested persons.  No members of the Committee or Board shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or Awards, and all members of the Committee and the Board shall be fully protected by the Company in respect of any such action, determination or interpretation.

ARTICLE XII.

MISCELLANEOUS PROVISIONS

12.1.                Not Transferable.  No Award under the Plan may be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution, unless and until such Award has been exercised, or the shares underlying such Award have been issued, and all restrictions applicable to such shares have lapsed.  No Option, Restricted Stock, Deferred Stock, Performance Award, Stock Appreciation Right, Dividend Equivalent or Stock Payment or interest or right therein shall be liable for the debts, contracts or engagements of the Holder or his/her successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence.

During the lifetime of the Holder, only he may exercise an Option or other Award (or any portion thereof) granted to him/her under the Plan.  After the death of the Holder, any exercisable portion of an Option or other Award may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Award Agreement, be exercised by his/her personal representative or by any person empowered to do so under the deceased Holder’s will or under the then applicable laws of descent and distribution.

12.2.                Amendment, Suspension or Termination of the Plan.  Except as otherwise provided in this Section 12.2, the Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board.  However, without approval of the Company’s stockholders given within twelve months before or after the action by the Board, no action of the Board may, except as provided in Section 12.3, increase the limits imposed in Section 2.1 on the maximum number of shares which may be issued under the

Plan.  No amendment, suspension or termination of the Plan shall, without the consent of the Holder materially impair any rights or obligations under any Award theretofore granted or awarded, unless the Award itself otherwise expressly so provides.  No Awards may be granted or awarded during any period of suspension or after termination of the Plan, and in no event may any Incentive Stock Option be granted under the Plan after the first to occur of the following events:

(a)                               The expiration of ten years from the date the Plan is adopted by the Board; or

(b)                              The expiration of ten years from the date the Plan is approved by the Company’s stockholders under Section 12.4.

12.3.                Changes in Common Stock or Assets of the Company, Acquisition or Liquidation of the Company, Change in Control and Other Corporate Events.

(a)                               Subject to Section 12.3(d), in the event that the Administrator determines that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company (including, but not limited to, a Corporate Transaction), or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event, in the Administrator’s opinion, affects the Common Stock such that an adjustment is determined by the Administrator to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to an Award, then the Administrator shall, in such manner as it may deem equitable, adjust any or all of:

(i)                                  the number and kind of shares of Common Stock (or other securities or property) with respect to which Awards may be granted or awarded (including, but not limited to, adjustments of the limitations in Section 2.1 on the maximum number and kind of shares which may be issued and adjustments of the Award Limit),

(ii)                              the number and kind of shares of Common Stock (or other securities or property) subject to outstanding Options, Performance Awards, Stock Appreciation Rights, Dividend Equivalents, or Stock Payments, and in the number and kind of shares of outstanding Restricted Stock or Deferred Stock, and

(iii)                          the grant or exercise price with respect to any Award.

(b)                              Subject to Sections 12.3(b)(vii) and 12.3(d), in the event of any Corporate Transaction or other transaction or event described in Section 12.3(a) or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate, or of changes in applicable laws, regulations, or accounting principles, the Administrator, in its sole and absolute discretion, and on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Award under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

(i)                                  To provide for either the purchase of any such Award for an amount of cash equal to the amount that could have been attained upon the exercise of such Award or realization of the Holder’s rights had such Award been currently exercisable or payable or fully vested or the replacement of such Award with other rights or property selected by the Administrator in its sole discretion;

(ii)                              To provide that the Award cannot vest, be exercised or become payable after such event;

(iii)                          To provide that such Award shall be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in (i) Articles V, VII, VIII or IX or (ii) the provisions of such Award;

(iv)                          To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or Awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

(v)                              To make adjustments in the number and type of shares of Common Stock (or other securities or property) subject to outstanding Awards, and in the number and kind of outstanding Restricted Stock or Deferred Stock and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding Awards and Awards which may be granted in the future;

(vi)                          To provide that, for a specified period of time prior to such event, the restrictions imposed under an Award Agreement upon some or all shares of Restricted Stock or Deferred Stock may be terminated, and, in the case of Restricted Stock, some or all shares of such Restricted Stock may cease to be subject to repurchase under Section 7.5 or forfeiture under Section 7.4 after such event; and

(vii)                      None of the foregoing discretionary actions taken under this Section 12.3(b) shall be permitted with respect to Options granted under Section 4.5 to Independent Directors to the extent that such discretion would be inconsistent with the applicable exemptive conditions of Rule 16b-3.  In the event of a Change in Control or a Corporate Transaction, to the extent that the Board does not have the ability under Rule 16b-3 to take or to refrain from taking the discretionary actions set forth in Section 12.3(b)(iii) above, each Option granted to an Independent Director shall be exercisable as to all shares covered thereby upon such Change in Control or during the five days immediately preceding the consummation of such Corporate Transaction and subject to such consummation, notwithstanding anything to the contrary in Section 5.4 or the vesting schedule of such Options.  In the event of a Corporate Transaction, to the extent that the Board does not have the ability under Rule 16b-3 to take or to refrain from taking the discretionary actions set forth in Section 12.3(b)(ii) above, no Option granted to an Independent Director may be exercised following such Corporate Transaction unless such Option is, in connection with such Corporate Transaction, either assumed by the successor or survivor corporation (or parent or subsidiary thereof) or replaced with a comparable right with respect to shares of the capital stock of the successor or survivor corporation (or parent or subsidiary thereof).

(c)                               Subject to Section 12.3(d) and 12.8, the Administrator may, in its discretion, include such further provisions and limitations in any Award, agreement, certificate or book entry account, as it may deem equitable and in the best interests of the Company.

(d)                             No adjustment or action described in this Section 12.3 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Plan to violate Section 422(b)(1) of the Code or would result in the imposition on any Holder of a 20% tax pursuant to Section 409A(a)(1)(B) of the Code.  Furthermore, no such adjustment or action shall be authorized to the extent such adjustment or action would result in short-swing profits liability under Section 16 or violate the exemptive conditions of Rule 16b-3 unless the Administrator determines that the Award is not to comply with such exemptive conditions.  The number of shares of Common Stock subject to any Award shall always be rounded to the next whole number.

12.4.                Approval of Plan by Stockholders.  The Plan will be submitted for the approval of the Company’s stockholders within twelve months after the date of the Board’s initial adoption of the Plan. Awards may be granted or awarded prior to such stockholder approval; provided that such Awards shall not be exercisable nor shall such Awards vest prior to the time when the Plan is approved by the stockholders; and provided further, that if such approval has not been obtained at the end of said twelve-month period, all Awards previously granted or awarded under the Plan shall thereupon be canceled and become null and void.

12.5.                Tax Withholding.  The Company shall be entitled to require payment in cash or deduction from other compensation payable to each Holder of any sums required by federal, state or local tax law to be withheld with respect to the issuance, vesting, exercise or payment of any Award.  The Administrator may in its discretion and in satisfaction of the foregoing requirement allow such Holder to elect to have the Company withhold shares of Common Stock otherwise issuable under such Award (or allow the return of shares of Common Stock) having a Fair Market Value equal to the sums required to be withheld.

12.6.                Forfeiture Provisions.  Pursuant to its general authority to determine the terms and conditions applicable to Awards under the Plan, the Administrator shall have the right (to the extent consistent with the applicable exemptive conditions of Rule 16b-3) to provide, in the terms of Awards made under the Plan, or to require a Holder to agree by separate written instrument, that (i) any proceeds, gains or other economic benefit actually or constructively received by the Holder upon any receipt or exercise of the Award, or upon the receipt or resale of any Common Stock underlying the Award, must be paid to the Company, and (ii) the Award shall terminate and any unexercised portion of the Award (whether or not vested) shall be forfeited, if (a) a Termination of Employment, Termination of Consultancy or Termination of Directorship occurs prior to a specified date, or within a specified time period following receipt or exercise of the Award, or (b) the Holder at any time, or during a specified time period, engages in any activity in competition with the Company, or which is inimical, contrary or harmful to the interests of the Company, as further defined by the Committee (or the Board, as applicable) or the Holder incurs a Termination of Employment, Termination of Consultancy or Termination of Directorship for cause.

12.7.                Limitations Applicable to Section 16 Persons and Performance-Based Compensation.  Notwithstanding any other provision of the Plan, the Plan, and any Award granted or awarded to any individual who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule.  To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

12.8.                Effect of Plan Upon Options and Compensation Plans.  The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company or any Subsidiary.  Nothing in the Plan shall be construed to limit the right of the Company (i) to establish any other forms of incentives or compensation for Employees, Independent Directors or consultants of the Company or any Subsidiary or (ii) to grant or assume options or other rights or Awards otherwise than under the Plan in connection with any proper corporate purpose including but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, limited liability company, firm or association.

12.9.                Compliance with Laws.  The Plan, the granting and vesting of Awards under the Plan and the issuance and delivery of shares of Common Stock and the payment of money under the Plan or under Awards granted or awarded hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith.  Any securities delivered under the Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the

Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements.  To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

12.10.        Titles.  Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan.

12.11.        Governing Law.  The Plan and any agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of Maryland without regard to conflicts of laws thereof.